DATE PREPARED:  6/17/97

Preliminary Term Sheet

Cityscape Home Equity Loan Trust, Series 1997-C
-------------------------------------------------------------------------------
Fixed Rate and Adjustable Rate Home Equity Loan Pass-Through Certificates


Approximately $200,000,000

Financial Asset Securities Corp., Depositor

	Cityscape 1997-C [$200,000,000]
	--------------------------------------------
        $[39,600,000]   Class A-1 Floating Rate Certificates  -  [ .  ]%
        $[27,500,000]   Class A-2 Fixed Rate Certificates     -  [ .  ]%
        $[12,438,000]   Class A-3 Fixed Rate Certificates     -  [ .  ]%
        $[ 7,800,000]   Class A-4 Fixed Rate Certificates     -  [ .  ]%
        $[78,527,000]   Class A-5 Floating Rate Certificates  -  [ .  ]%
        $[ 6,659,000]   Class M-1F Fixed Rate Certificates    -  [ .  ]%
        $[ 4,867,000]   Class M-2F Fixed Rate Certificates    -  [ .  ]%
        $[ 3,586,076]   Class B-1F Fixed Rate Certificates    -  [ .  ]%
        $[ 9,268,000]   Class M-1A Floating Rate Certificates -  [ .  ]%
        $[ 5,609,000]   Class M-2A Floating Rate Certificates -  [ .  ]%
        $[ 4,145,924]   Class B-1A Floating Rate Certificates -  [ .  ]%

The information herein has been provided to Prudential Securities Incorporated
(PSI) by Greenwich Capital Markets based on information with respect to the mortgage loans provided by Cityscape Corp. and its affiliates ("Cityscape"). Neither PSI nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.



Cityscape Home Equity Loan Trust, Series 1997-C
-------------------------------------------------------------------------------
Fixed Rate and Adjustable Rate Home Equity Loan Pass-Through Certificates

			    WAL			Payment Window		Tranche				Expected Ratings
Class(1)   Amount	(Yrs) (2,3)		 (Mos) (2,3)		 Type		Benchmark	Fitch / S&P
------------------------------------------------------------------------------------------------------------------------
A-1     $39,600,000            1.08                     01-24           Adj. Seq.       1 Month LIBOR   AAA/AAA
A-2     $27,500,000            3.10                     24-60           Fixed Seq.      3 YR            AAA/AAA
A-3     $12,438,000     7.13 Call/8.60 Mat      60-100 Call/60-181 Mat  Fixed Seq.      6 1/2% 8/05     AAA/AAA
A-4     $ 7,800,000     6.42 Call/6.57 Mat      38-100 Call/38-178 Mat  Fixed Lockout   5 7/8% 2/04     AAA/AAA
A-5     $78,527,000     2.48 Call/2.70 Mat      01-95  Call/01-213 Mat  Adj. Senior     1 Month LIBOR   AAA/AAA
M-1F    $ 6,659,000     5.58 Call/6.10 Mat      37-100 Call/37-172 Mat  Fixed Mezz.     5 3/4% 8/03     AA/AA
M-2F    $ 4,867,000     5.58 Call/6.00 Mat      37-100 Call/37-153 Mat  Fixed Mezz.     5 3/4% 8/03     A/A
B-1F    $ 3,586,076     5.53 Call/5.67 Mat      37-100 Call/37-127 Mat  Fixed Sub.      6 1/4% 2/03     BBB/BBB
M-1A    $ 9,268,000     5.28 Call/5.84 Mat      39-95  Call/39-180 Mat  Adj. Mezz.      1 Month LIBOR   AA/AA+
M-2A    $ 5,609,000     5.23 Call/5.71 Mat      38-95  Call/38-158 Mat  Adj. Mezz.      1 Month LIBOR   A/A+
B-1A    $ 4,145,924     5.20 Call/5.43 Mat      37-95  Call/37-132 Mat  Adj. Sub.       1 Month LIBOR   BBB/BBB
        ------------
Total:  $200,000,000


(1) The Class A-1 through A-4, M-1F, M-2F and B-1F Certificates are collateralized by the Fixed Rate Mortgage Loans (as defined herein). The Class A-5, M-1A, M-2A and B-1A Certificates are collateralized by the Adjustable Rate Mortgage Loans (as defined herein). The Class A-1 Certificates will be the "Fixed Senior Floater" based on One Month LIBOR
     plus [    %] (subject to a cap equal to the weighted average coupon of the
     Fixed Rate Mortgage Loans minus [0.51125%] (comprised of a 0.50% servicing fee and a 0.01125% trustee fee)); the Class A-2 through A-4, M-1F, M-2F and B-1F Certificates will be the "Fixed Rate Certificates" (together with the Fixed Senior Floater, the "Fixed Mortgage Loan Certificates") and the Class A-5, M-1A, M-2A and B-1A Certificates will be the "Adjustable Rate Certificates" based on One Month LIBOR plus their respective pass-through margins (each subject to a cap equal to the weighted average coupon of the
     Adjustable Rate Mortgage Loans minus [0.51125%]).   If the cleanup call,
     with respect to the Adjustable Rate Mortgage Loans, is not exercised, the pass-through margin on the Class A-5 Certificates will double and on the Class M-1A, M-2A and B-1A will increase by 1.5 times.

(2) The Fixed Mortgage Loan Certificates will be priced to maturity. The Adjustable Rate Certificates will be priced to the cleanup call.

(3) These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your sales representative. See "Pricing Prepayment Speed" below.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



Cityscape Home Equity Loan Trust, Series 1997-C
-------------------------------------------------------------------------------
Fixed Rate and Adjustable Rate Home Equity Loan Pass-Through Certificates


Underwriters:                   Greenwich Capital Markets, Inc. (Lead Manager);
				Prudential Securities Incorporated (Co-Manager).

Seller/Servicer:                Cityscape Corp.

Depositor:                      Financial Asset Securities Corp.

Trustee:                        First Trust National Association.

Federal Tax Status:             An election will be made to treat the Trust as
                                a REMIC.

Registration:                   The Certificates will be available in book-
                                entry form through DTC.

Expected Pricing Date:          Thursday, June 19, 1997

Expected Closing Date:          Thursday, June 26, 1997

Expected Settlement Date:       Thursday, June 26, 1997

Cut-off Date:                   Monday, June 9, 1997 (close of business)

Accrued Interest:               The price to be paid by investors for the Fixed
                                Rate Certificates will include accrued interest from June 10, 1997 (the "Accrued Date") up to, but not including, the Settlement Date (16 days). The price to be paid by investors for the Fixed Senior Floater and the Adjustable
                                Rate Certificates will settle flat (0 days accrued interest).

Interest Accrual Period:        The interest accrual period for the first
                                Distribution Date with respect to the Fixed
                                Rate Certificates will include 21 days of interest and with respect to any subsequent
                                Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day day months). The interest accrual period for the first Distribution Date with respect to the Fixed Senior Floater and the Adjustable Rate
                                Certificates will include 29 days of interest and with respect to any subsequent Distribution
                                Date will be the period beginning with the previous Distribution Date and ending on the day prior to such Distribution Date (actual/
                                360).

Distribution Dates:             25th day of each month (or the next succeeding
                                business day) commencing July 25, 1997.

ERISA Eligibility:              The Class A Certificates are expected to be
                                ERISA eligible.  The Class M and Class B
                                Certificates are not expected to be ERISA eligible.

SMMEA Treatment:                It is expected that none of the Certificates
                                will constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:           Each respective loan group provides for an
                                optional cleanup call which may be exercised once the current principal balance of such loan group is equal to 10% or less of the respective loan groups Maximum Collateral Amount (defined below).

Pricing Prepayment Speed:       Assumes, for Fixed Rate Mortgage Loans, that
                                prepayments begin at 4.8% CPR in month 1, raise by 1.745% per month to 24% CPR in month 12 and remain at 24% CPR thereafter (the "Prepayment
                                Assumption"); and assumes, for Adjustable Rate
                                Mortgage Loans, that prepayments are a constant
                                25% CPR.

Mortgage Loans:                 It is expected that Fixed Rate Mortgage Loans
                                (the "Initial Fixed Rate Mortgage Loans") having an aggregate principal balance of approximately $80,183,777.04 will be deposited into the Trust on the Expected Closing Date.
                                A Pre-Funding Account will be established on the Closing Date into which approximately
                                $22,266,299.36 in cash will be deposited. On or prior to August 31, 1997, the amount on deposit in the Pre-Funding Account will be used to purchase additional mortgage loans (to the extent available) having similar characteristics as the Initial Fixed Rate
                                Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal of the related Certificates). It is also expected that Adjustable Rate Mortgage Loans
                                (the "Adjustable Rate Mortgage Loans") having an aggregate principal balance of approximately
                                $97,549,923.60 will be deposited into the Trust on the Expected Closing Date. With respect to the each loan group, the sum of the applicable cut-off date principal balances of any additional loans, if applicable and the Cut-off
                                Date principal balances of the applicable initial Mortgage Loans is such loan groups
                                "Maximum Collateral Amount".



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



Cityscape Home Equity Loan Trust, Series 1997-C
-------------------------------------------------------------------------------
Fixed Rate and Adjustable Rate Home Equity Loan Pass-Through Certificates


Credit Enhancement:             Credit enhancement for the Class A Fixed
                                Mortgage Loan Certificates will consist of (i) excess cashflow, (ii) subordination of the M-1F, M-2F and B-1F Classes (initially
                                [14.75]%) and (iii) overcollateralization.

                                Credit enhancement for the Class A Adjustable Rate Certificates will consist of (i) excess cashflow, (ii) subordination of the M-1A, M-2A and B-1A Classes (initially [19.50]%) and (iii) overcollateralization.

                                Credit enhancement for the Class M-1F
                                Certificates will consist of (i) excess
                                cashflow, (ii) subordination of the M-2F and B-1F Classes (initially [8.25]%) and (iii) overcollateralization.

                                Credit enhancement for the Class M-1A
                                Certificates will consist of (i)
                                excess cashflow, (ii) subordination of the M-2A and B-1A Classes (initially [10.0]%) and (iii) overcollateralization.

                                Credit enhancement for the Class M-2F
                                Certificates will consist of (i) excess
                                cashflow, (ii) subordination of Class B-1F
                                (initially [3.50]%) and (iii)
                                overcollateralization.

                                Credit enhancement for the Class M-2A
                                Certificates will consist of (i) excess
                                cashflow, (ii) subordination of Class B-1A
                                (initially [4.25]%) and (iii)
                                overcollateralization.

                                Credit enhancement for the Class B-1F
                                Certificates will consist of (i) excess
                                cashflow and (ii) overcollateralization.

                                Credit enhancement for the Class B-1A
                                Certificates will consist of (i)
                                excess cashflow and (ii) overcollateralization.

Overcollateralization:          On each Distribution Date prior to the Stepdown
                                Date (defined below) excess interest will be paid as principal on the related Certificates until the O/C reaches [1.50%] and [2.00%] of the Maximum Collateral Amounts for the Fixed
                                Rate Mortgage Loans and Adjustable Rate
                                Mortgage Loans, respectively (subject to performance triggers). On and after the Stepdown Date (subject to performance triggers), O/C needs to be maintained at [3.00%] and [4.00%], of the current principal balances of the Fixed Rate Mortgage Loans and Adjustable Rate Mortgage Loans, respectively
                                (the O/C is subject to a floor of 0.50% of each groups respective Maximum Collateral Amount).

Stepdown Date:                  With respect to each loan group, the earlier
                                of: (i) the first Distribution Date after June
                                2000 as to which the credit enhancement for the respective Class A Certificates reaches its targeted credit enhancement level and (ii) the retirement of the respective Class A Certificates.

Trigger Events:                 [To be finalized with the Rating Agencies].

Priority of Distributions:     *Fixed Rate Mortgage Loan available funds will
                                be distributed first, to interest on the Fixed Mortgage Loan Certificates and second, as principal of the Fixed Mortgage Loan Certificates in the following order of priority.

                                Interest
                                -----------------------------------------------
				1) Class A Fixed Mortgage Loan Certificates, current interest and unpaid interest shortfalls
                                2)  Class M-1F Certificates, current interest
                                3)  Class M-2F Certificates, current interest
                                4)  Class B-1F Certificates, current interest
                                5) Excess interest will be paid as principal, subject to the O/C target, based on the principal payment rules described below.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



Cityscape Home Equity Loan Trust, Series 1997-C
-------------------------------------------------------------------------------
Fixed Rate and Adjustable Rate Home Equity Loan Pass-Through Certificates


                                Principal (prior to the Stepdown Date or if a Trigger Event is occurring)
                                ---------------------------------------------
                                1) Class A-4 Certificates in accordance with the following Lockout Percentage:
                                       July 1997 - June 2000               0%
                                       July 2000 - June 2002              45%
                                       July 2002 - June 2003              80%
                                       July 2003 - June 2004             100%
                                       July 2004 -                       300%
                                2)  Class A-1 through A-4 Certificates,
                                    sequentially
                                3) Class M-1, M-2 and B Certificates (see "on and after the Stepdown Date" below)

                                Principal (on and after the Stepdown Date or if no Trigger Event occurring)
                                -----------------------------------------------

                                Principal will be distributed to each Class in order of priority until the target principal balance and related target credit enhancement level for each Class is reached (targeted credit enhancement levels (i) are subject to the O/C floor, as described above, and (ii) may change due to the occurrence of Trigger Events).

                                                        Target % of Pool       Target Credit Enhancement
                                                        ----------------       -------------------------
                                Class A-1 through A-4         67.50%                     32.50%
                                Class M-1F                    13.00%                     19.50%
                                Class M-2F                     9.50%                     10.00%
                                Class B-1F                     7.00%                      3.00%

                               Any Remaining Funds
                               ------------------------------------------------
                               1)  reimbursements of unpaid interest and
                                   principal writedowns on the Class M-1F, M-2F and B-1F Certificates.

                               *Adjustable Rate Mortgage Loan available funds
                                will be distributed first, to interest on the Adjustable Rate Certificates and second, as principal of the Adjustable Rate Certificates in the following order of priority.

                                Interest
                                -----------------------------------------------
                                1) Class A-5 Certificates, current interest and unpaid interest shortfalls
                                2)  Class M-1A Certificates, current interest
                                3)  Class M-2A Certificates, current interest
                                4)  Class B-1A Certificates, current interest
                                5) Excess interest will be paid as principal, subject to the O/C target, based on the principal payment rules described below.

                                Principal (prior to the Stepdown Date or if a Trigger Event is occurring)
                                ---------------------------------------------
                                1)  Class A-5 Certificates, until retired
                                2) Class M-1, M-2 and B Certificates, (see "on and after the Stepdown Date" below)

                                Principal (on and after the Stepdown Date or
                                if no Trigger Event occurring)
				--------------------------------------------
                                Principal will be distributed to each Class in order of priority until the target principal balance and related target credit enhancement level for each Class is reached (targeted credit enhancement levels (i) are subject to the O/C floor, as described above, and (ii) may change due to the occurrence of Trigger Events).

                                                Target % of Pool                Target Credit Enhancement
                                                ----------------                -------------------------
                                Class A-5               57.00%                          43.00%
                                Class M-1A              19.00%                          24.00%
                                Class M-2A              11.50%                          12.50%
                                Class B-1A               8.50%                           4.00%


                                Any Remaining Funds
				-----------------------------------------
				1)  reimbursements of unpaid interest and
                                    principal writedowns on the Class M-1A,
                                    M-2A and B-1A Certificates.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



Cityscape Home Equity Loan Trust, Series 1997-C
-------------------------------------------------------------------------------
Fixed Rate and Adjustable Rate Home Equity Loan Pass-Through Certificates


The Servicer
------------
Cityscape Corporation ("Cityscape"), is a New York, Corporation that is a wholly owned subsidiary of Cityscape Financial Corp., a publicly-traded Delaware corporation, and is a full service mortgage banker engaged in the business of originating, selling and servicing mortgage loans on one- to four-family residential properties and small mixed-use properties, with an emphasis on non-conforming first and second mortgages. Cityscape was incorporated in New York in 1985 and currently is licensed as mortgage banker or registered, as required, in 44 states and the District of Columbia.

Cityscape specializes in home equity loans that do not conform to the underwriting standards of FNMA, FHLMC, banks and other primary lending institutions, particularly as such standards relate to a prospective borrowers credit history. In analyzing loan applications, Cityscape analyzes both the borrowers credit and the value of the underlying property which will secure the loan, including the characteristics of the underlying first lien, if any. Cityscape considers factors pertaining to the borrowers current employment, stability of employment and income, financial resources, and analysis of credit, reflecting not only the ability to pay, but also the willingness to repay contractual obligations. The properties age, condition, location, value and continued marketability are additional factors considered in each risk analysis. Cityscapes underwriting standards are designed to provide a program for all qualified applicants in an amount and for a period of time consistent with their ability to repay. The collateral securing loans acquired or originated by Cityscape are generally one- to four-family residences, including condominiums, manufactured housing and townhomes and such properties may or may not be owner occupied by the owner. It is Cityscapes policy not accept mobile or commercial properties (other than small mixed-use properties) or unimproved land as collateral.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.